--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                January 22, 1998

Dear Shareholder:

  We are pleased to present to you the Quarterly Report of The United Kingdom Fund Inc. (the "Fund"). On December 31, 1997, the end of the period under review, the Fund's net assets totaled $62.7 million. This represents a net asset value per share of $15.62, a rise of 191.98% from its initial value after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an increase of 203.65% in the FTSE All-Share Index (U.S.$) over the same time period. At the end of the period under review, the Fund was quoted at $14.125 per share on the New York Stock Exchange, which represents a 9.57% discount to the Fund's net asset value per share.

  On December 22, 1997, Mercury Asset Management International Ltd. and Mercury Asset Management International Channel Islands Ltd. (collectively known as "MAM") became indirect subsidiaries of Merrill Lynch & Co., Inc. This transaction created one of the largest asset management groups in the world with combined assets under management of approximately $450 billion and it substantially increased the breadth and depth of MAM's resources and expertise. This permits MAM to better serve you, the Fund's shareholders, and other clients.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                [SIGNATURE]              [SIGNATURE]

      Anthony M. Solomon             J. Loughlin Callahan
    Chairman of the Board                 President

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the fourth quarter of 1997, your Fund experienced a rise in net asset value of 2.45%, which compared with a 0.31% increase in the FTSE All-Share Index. For 1997 calendar year to date, the Fund's net asset value has increased by 11.29%, which compares with an 18.34% increase in the FTSE All-Share Index. These results are recorded in total return and U.S. dollar based terms.

  The U.K. equity market gave back some of the previous quarter's gains in the final quarter of 1997. The main influences on the market were the market turbulence in the Far East and falling commodity prices, as global growth forecasts were restrained. The gilt market again provided an encouraging background with yields at the long end continuing their decline. The Chancellor's Budget, which included the future abolition of the advanced corporation tax, had little impact on the market and the quarter point rise in bank base rates to 7.25% merely confirmed the commitment of the Bank of England to keeping inflation under control.

  The severe weakness seen in the Japanese and other Far Eastern markets encouraged investors to look for domestic oriented stocks with secure earnings prospects. Although cyclical and smaller company stocks performed well in October, this was short-lived, and overseas investors in particular were keen buyers of the larger domestic stocks in the final months of the year.

  The best performing sectors over the quarter were telecommunications, financials, insurance and brewers. British Telecom finally resolved its attempt to merge with MCI Communications Corp. (MCI), receiving a cash offer from WorldCom, Inc. for its MCI holding. The financials sector saw the Merrill Lynch & Co., Inc. offer for Mercury Asset Management Group which prompted speculative buying of other investment management companies. The insurance sector had a combination of domestic earnings, high exposure to fixed interest markets and the ongoing consolidation of the industry, particularly in Europe. Within an already popular brewing sector, Bass sprang to prominence with a number of corporate moves, including the intended return of cash to shareholders.

  The weakest sector again was extractive industries, where falling base metal prices and the continued sale of gold by central banks plagued sentiment. The oil price came under pressure as well as forecasts for world economic growth were scaled back. BTR was a dire performer following its trading statement which contributed to the diversified industrials sector, of which it is a part, becoming the second worst performing sector. The Far Eastern banks, HSBC Holdings and Standard Chartered, predictably suffered from the turmoil in the Asian securities markets.

  The Fund's and the FTSE All-Share Index's sector weightings expressed as a percentage of total equities held at December 31, 1997 are outlined below:

                                                                  % OF FTSE
                                                     % U.K.       ALL-SHARE
                                                      FUND          INDEX
                                                   -----------  -------------
Mineral Extraction...............................         5.8           9.4
General Industrials..............................        21.3          12.3
Consumer Goods...................................        29.0          17.8
Services.........................................         9.6          22.0
Utilities........................................        17.6          10.9
Finance..........................................        16.7          24.7
Investment Trusts................................         0.0           2.9

ECONOMIC & MARKET OUTLOOK

  Faced with the declining performance of Asian markets and the possible consequences for global economic growth, investors have been opting for safety. It has therefore not been surprising that solid U.K. domestic sectors have been in demand as investors seek the safe haven of companies in sectors such as insurance, brewers and utilities where future prospects are reassuringly predictable and immune to currency and international influences. Other domestic sectors have not been quite so inviting as the building society windfall effect has continued to wane and year-end trading for the retailers generally fell below expectations. Nevertheless, early indications suggest that January, helped by unusually mild weather, has started strongly with consumers taking advantage of the pre-holiday overstocking. The volatility of consumer demand, together with the continued struggle by exporters to maintain order books with sterling at current levels, makes the Bank of England's job in determining the level of interest rates even harder.

  The U.K. economy is likely to see a significant reduction in economic growth in 1998 as the problems in the Far East lead to lower U.K. exports to the region and increased trading pressures from Asian producers with ultra-competitive currencies. Interest rates are unlikely to be edged up much further against this background and concerns over inflationary pressures will most likely be confined to the buoyant service sectors concentrated in the south-east of England. Corporate earnings will be vulnerable to downgrades as the overall trading environment becomes more difficult.

  A key influence on the U.K. market will be the huge inflow of funds as a result of several large cash takeovers, including the increasing number of cash returns to shareholders from companies such as Diageo Capital, Elementis, Bass, Dalgety and United Biscuits (Holdings). Also prominent are the ongoing share buy-back operations by some companies. Global deflationary pressures are likely to discourage companies from expanding internationally and a substantial flood of money returning to shareholders could easily prove difficult to reinvest, given the dearth of new equity.

  Equity investors will be faced with the choice of sticking with the safe domestic stocks or switching into cyclical manufacturers where prospects could improve rapidly if sterling were to weaken. Many smaller companies now offer excellent value and it is possible that we would see more takeover bids, especially from U.S. companies taking advantage of the low valuations. All the indications are that market volatility is here to stay with the new SETS order-driven system quickly reflecting the changing swings in investor sentiment.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The most prominent feature of the period for the Fund was the recommended offer for Manders from Flint Ink Corporation. The offer was at a significant premium to the prevailing market price and enabled the Fund to sell its holdings at a substantial profit. Elsewhere we completed the sale of Whitecroft and made reductions in the holdings of Greggs, Anglian Water, LucasVarity, CML Microsystems and Wolstenholme Rink.

  We added selectively to several of the smaller company holdings where we believed there was the prospect of significant profit growth.

  The Fund's ten largest equity holdings as of December 31, 1997 were:

  BARCLAYS

     Market Price as of 12/31/97.................................   1618p
     Prospective Earnings per share (to December 1998)...........  126.0p
     Prospective Earnings Multiple...............................   12.8x

  Barclays has shown a strong recovery in banking profits following a reduction in bad debts and success in controlling costs through branch closures and centralization of service functions. We believe that substantial further cost savings can be achieved through the introduction of new technology and staff reductions. Barclays has recently finalized the sale of BZW, its securities arm, which should release significant capital on which a higher return can be achieved. Barclays has bought back its own shares on a regular basis and we expect a continued focus on improving shareholder value.

  GLAXO WELLCOME

     Market Price as of 12/31/97.................................   1440p
     Prospective Earnings per share (to December 1998)...........   56.1p
     Prospective Earnings Multiple...............................   25.7x

  Glaxo Wellcome is a leading international pharmaceuticals company which has recently announced its intention to merge with SmithKline Beecham. This would create the largest pharmaceuticals company in the world with the potential for significant synergy benefits. The combined company's drug portfolios would have significant drugs in almost all therapeutic categories but with particular strength in anti-virals and anti-emetics.

  NATIONAL WESTMINSTER BANK

     Market Price as of 12/31/97.................................   1012p
     Prospective Earnings per share (to December 1998)...........   77.4p
     Prospective Earnings Multiple...............................   13.1x

  National Westminster Bank is a leading retail bank in the U.K. Like other clearing banks it is undergoing a strategy of branch closures and reductions in its workforce. It has rapidly expanded its investment management and corporate advisory capabilities. The U.K. securities operation has recently been sold to Bankers Trust which should release capital on which a higher return can be achieved. Profits are expected to continue their steady growth helped by low bad debts and increasing fee income. National Westminster Bank is likely to be a participant in any consolidation of the U.K. banking sector.

  SHELL TRANSPORT & TRADING

     Market Price as of 12/31/97.................................    440p
     Prospective Earnings per share (to December 1998)...........   22.3p
     Prospective Earnings Multiple...............................   19.7x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, despite the recent setback in the price of crude oil. Cash flow remains highly positive, despite a substantial increase in exploration expenditure and we continue to expect strong dividend progression for at least the next two years.

  BRITISH PETROLEUM

     Market Price as of 12/31/97.................................    800p
     Prospective Earnings per share (to December 1998)...........   53.3p
     Prospective Earnings Multiple...............................   15.0x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP continues to develop its oil production interests in the Gulf of Mexico, Colombia and the region West of Shetlands. It is planning to cut its refining capacity to match production with customer demand and has reduced the cyclicality of its chemicals operations. Strong cash flow from the company should see a sharp reduction in the level of borrowings and we expect excellent dividend progression.

  ALLIED DOMECQ

     Market Price as of 12/31/97.................................    524p
     Prospective Earnings per share (to August 1998).............   39.5p
     Prospective Earnings Multiple...............................   13.3x

  Allied Domecq is an international spirits company with several leading brands including Ballantine's and Canadian Club whiskies, Beefeater gin, Tia Maria and Kahlua. It also is a liquor retailer through public houses and off-licenses and owns the worldwide franchises to Dunkin' Donuts and Baskin-Robbins ice cream parlors. We expect earnings to make steady progress as the management maximizes the profitability of its brand portfolio.

  BARR (AG)

     Market Price as of 12/31/97.................................    417p
     Prospective Earnings per share (to January 1999)............   35.6p
     Prospective Earnings Multiple...............................   11.7x

  Barr (AG) is a manufacturer of branded soft drinks based in Scotland. It has recently completed new manufacturing facilities in Cumbernauld, which should produce significant production efficiencies to enhance its competitive position. The recent profit announcement has confirmed that profitability has substantially improved.

  FINLAY (JAMES)

     Market Price as of 12/31/97.................................    110p
     Prospective Earnings per share (to December 1998)...........   11.1p
     Prospective Earnings Multiple...............................    9.9x

  Finlay (James) is a major tea producer, owning tea estates in Kenya and Bangladesh. It also has a stake in a Ugandan tea estate and manages a group of estates on behalf of the Sri Lankan government. Finlay (James) also produces special teas, including instant tea and packaged tea on an exclusive basis for
J. Sainsbury plc, one of Britain's major supermarket chains. Finlay (James) continues to refocus, following its previous diversification strategy and is expected to show strong profit growth over the next few years.

  JOHNSTON GROUP

     Market Price as of 12/31/97.................................    352p
     Prospective Earnings per share (to December 1998)...........   33.5p
     Prospective Earnings Multiple...............................   10.5x

  Johnston Group is a diversified industrial group involved in road surfacing, quarrying, the manufacture of concrete pipes, road sweepers, fire fighting equipment and washroom equipment. The roadsweeper business has grown strongly and the concrete pipes division has also performed well, due to substantial ordering by water companies who are spending heavily to meet tighter environmental standards. TT Group, an acquisitive holding company, retains a stake in Johnston Group and may look to increase its investment further.

  ABBEY NATIONAL

     Market Price as of 12/31/97.................................   1091p
     Prospective Earnings per share (to December 1998)...........   71.8p
     Prospective Earnings Multiple...............................   15.2x

  Abbey National is one of the leading mortgage lenders in the U.K. It has recently appointed the successor to the current chief executive and is anticipated to recommence its acquisition program in financial services. Although it owns Scottish Mutual Life, it is still underrepresented in the life insurance market and may seek further purchases in this area. Profit growth seems set to continue at a rapid rate, helped by cost reductions and a more active residential property market.

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)

--------------------------------------------------------------------------
 SHARES                       DESCRIPTION                         VALUE
--------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           98.0% OF NET ASSETS
           COMMON STOCKS--98.0%
           ALCOHOLIC BEVERAGES--3.8%
  250,000  Allied Domecq plc Ord 25p.........................  $ 2,155,487
  270,000  Merrydown plc Ord 25p.............................      233,237
                                                               -----------
                                                                 2,388,724
                                                               -----------
           BANKING--16.4%
   95,000  Abbey National plc Ord 10p........................    1,705,385
  150,000  Barclays plc Ord 100p.............................    3,993,410
  200,000  National Westminster Bank plc Ord 100p............    3,330,310
  100,000  Royal Bank of Scotland Group plc Ord 25p..........    1,271,902
                                                               -----------
                                                                10,301,007
                                                               -----------
           BUILDING MATERIALS & MERCHANTS--6.8%
  476,000  Cape plc Ord 25p..................................      841,956
  300,000  Johnston Group plc Ord 10p........................    1,740,021
  550,000  Norcros plc Ord 25p...............................      624,433
  530,000  Universal Ceramic Materials plc Ord 5p............      675,852
  344,370  Vibroplant plc Ord 5p.............................      362,644
                                                               -----------
                                                                 4,244,906
                                                               -----------
           CHEMICALS--2.5%
   35,000  Wolstenholme Rink plc Ord 25p.....................      394,487
  325,000  Yorkshire Group plc Ord 25p.......................    1,163,099
                                                               -----------
                                                                 1,557,586
                                                               -----------
           DIVERSIFIED INDUSTRIALS--2.1%
  200,000  Wardle Storeys plc Ord 10p........................    1,373,917
                                                               -----------
           ELECTRICITY--2.3%
  300,000  National Grid Group plc Ord 10p...................    1,426,570
                                                               -----------
           ELECTRONICS & ELECTRICAL EQUIPMENT--4.8%
  270,000  Alphameric plc Ord 2.5p*..........................      224,351
  315,000  Beales Hunter plc Ord 20p.........................      287,660
  350,000  CML Microsystems plc Ord 5p.......................      878,238
  250,000  General Electric Co. plc Ord 5p...................    1,622,785
                                                               -----------
                                                                 3,013,034
                                                               -----------
           ENGINEERING--GENERAL--2.9%
  331,186  Ash & Lacy plc Ord 5p.............................      907,320
2,000,000  Beauford plc Ord 10p..............................      888,521
                                                               -----------
                                                                 1,795,841
                                                               -----------
           ENGINEERING--VEHICLES--1.8%
  315,500  LucasVarity plc Ord 25p...........................    1,116,123
                                                               -----------
           FOOD PRODUCERS--7.4%
  270,000  Barr (AG) plc Ord 25p.............................    1,854,788
  200,000  CPL Aromas plc Ord 10p............................      319,210
1,000,000  Finlay (James) plc Ord 25p........................    1,818,178
  450,000  Paramount Foods plc Ord 10p.......................      666,391
                                                               -----------
                                                                 4,658,567
                                                               -----------
           HEALTH CARE--2.7%
  400,000  Scholl plc Ord 5p.................................    1,704,645
                                                               -----------
           HOUSEHOLD GOODS--1.0%
  182,500  Royal Doulton plc Ord 100p........................      641,113
                                                               -----------

--------------------------------------------------------------------------
 SHARES                       DESCRIPTION                         VALUE
--------------------------------------------------------------------------

           LEISURE & HOTELS--1.7%
  350,000  MacDonald Hotels plc Ord 5p.......................  $ 1,051,006
                                                               -----------
           OIL & GAS--11.7%
  176,470  BG plc Ord 25p....................................      795,602
  225,000  British Petroleum plc Ord 25p.....................    2,961,738
  200,000  Centrica plc Ord 5p*..............................      294,528
  450,000  Shell Transport & Trading plc Ord 25p (Regd.).....    3,257,912
                                                               -----------
                                                                 7,309,780
                                                               -----------
           PHARMACEUTICALS--7.9%
  150,000  Glaxo Wellcome plc Ord 25p........................    3,554,086
   40,000  Zeneca Group plc Ord 25p..........................    1,406,496
                                                               -----------
                                                                 4,960,582
                                                               -----------
           RETAILERS-FOOD--1.8%
   35,000  Greggs plc Ord 20p................................    1,157,546
                                                               -----------
           RETAILERS-GENERAL--3.7%
  106,250  Courts plc Ord 25p................................      751,746
  250,000  John Menzies plc Ord 25p..........................    1,536,402
                                                               -----------
                                                                 2,288,148
                                                               -----------
           TEXTILES & APPAREL--3.0%
  350,000  French plc Ord 10p................................      230,358
  165,000  Shiloh plc Ord 25p................................      264,705
1,550,000  Sirdar plc Ord 25p................................    1,364,456
                                                               -----------
                                                                 1,859,519
                                                               -----------
           TELECOMMUNICATIONS--1.3%
  100,000  British Telecommunications plc Ord 25p............      787,329
                                                               -----------
           TOBACCO--2.5%
  175,000  BAT Industries plc Ord 25p........................    1,595,225
                                                               -----------
           TRANSPORT--2.2%
  150,000  British Airways plc Ord 25p.......................    1,382,144
                                                               -----------
           WATER--7.7%
  120,000  Anglian Water plc Ord 100p........................    1,599,339
  100,000  South West Water plc Ord 100p.....................    1,526,118
  200,000  Wessex Water plc Ord 60p..........................    1,683,254
                                                               -----------
                                                                 4,808,711
                                                               -----------
           Total Common Stocks
             (cost $45,492,501)..............................   61,422,023
                                                               -----------
UNITED STATES SHORT-TERM INVESTMENT--
           3.2% OF NET ASSETS
1,975,734  Federated Investors, Trust for Short-Term U.S.
             Government Securities+--(cost $1,975,734).......    1,975,734
                                                               -----------
           Total Investments (cost $47,468,235)--101.2%......   63,397,757
                                                               -----------
           Liabilities in excess of cash and other
             assets--(1.2%)..................................     (735,435)
                                                               -----------
           NET ASSETS--100.0%................................  $62,662,322
                                                               -----------
                                                               -----------
           NUMBER OF SHARES ISSUED AND OUTSTANDING...........    4,011,655
                                                               -----------
                                                               -----------
           NET ASSET VALUE PER SHARE.........................       $15.62
                                                               -----------
                                                               -----------

------------------
* Non-income producing securities.
+ Money market fund.

                -----------------------------------------------
THE UNITED KINGDOM FUND INC.

AMENDED DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
TERMS AND CONDITIONS
                -----------------------------------------------

  1. Each shareholder of The United Kingdom Fund Inc. (the "Fund") will have all distributions automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Fund's Amended Dividend Reinvestment and Cash Purchase Plan. Shareholders who do not wish to participate in the Plan may elect to receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

  2. The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in stock in the Fund valued at the lower of market price or net asset value, in either case as determined on the record date for that dividend. Whenever the market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  3. Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  4. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  5. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should consult with the broker or nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan.

  6. There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent may use its wholly-owned subsidiary, BNY Brokerage Inc., for trading activity relating to the Plan, on behalf of Plan participants.

  7. With respect to purchases for voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commission. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

  8. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

  9. Participants in the Plan may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account, by contacting the Plan Agent.

  10. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, the Bank of New York, at P.O. Box 11002, Church Street Station, New York, New York, 10249.

------------------------------------------------------------------

DIRECTORS AND OFFICERS

   ANTHONY M. SOLOMON, Chairman of the Board and Director
   GEORGE F. BENNETT, Director
   LIVIO BORGHESE, Director
*  SIR ARTHUR BRYAN, Director
   PETER STORMONTH DARLING, Director
   LEON LEVY, Director
*  J. MURRAY LOGAN, Director
*  JAMES S. MARTIN, Director
   J. LOUGHLIN CALLAHAN, President and Treasurer
   STEVEN W. GOLANN, Vice President, Assistant Treasurer
   RITA J. KLEINMAN, Secretary
   THADDEA M. FELDMAN, Assistant Secretary
   AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value, market data, shareholder inquiries and requests for Fund reports, please call (212) 272-2323.)

INVESTMENT MANAGER--
Mercury Asset Management International
Channel Islands Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 This report, including the Statement of Investments contained herein, is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. The Statement of Investments included herein are taken from the records of the Fund without audit by the Fund's independent auditors who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the FTSE All-Share Index should be considered in light of the
 Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the U.S. dollar/pound sterling exchange rate.
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                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------
THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO).
SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds," and are also available on REUTERS under the designation "MAMINDEX".
  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY
  An automatic Dividend Reinvestment and Cash Purchase Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock and the opportunity to purchase additional shares of the Fund on a quarterly basis. Information describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-477-2327.
  All shareholders are automatically enrolled in the Dividend Reinvestment Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

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                          THE UNITED KINGDOM FUND INC.

                                QUARTERLY REPORT

                               DECEMBER 31, 1997